Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Greenfield Online, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2008 to be filed with Securities and Exchange Commission on or about the date hereof (the “Report”), I, Robert E. Bies, Executive Vice-President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2008	By:	/s/ Robert E. Bies
Robert E. Bies
Executive Vice-President and Chief Financial Officer